Semiannual Report

Health
Sciences
Fund

June 30, 2000

T. Rowe Price


Report Highlights

Health Sciences Fund

o Strong overall gains among pharmaceuticals and biotechnology stocks powered the health care sector.

o    Pharmaceuticals and service companies declined as a percent of assets.

o The fund enjoyed a superb six-month gain that was superior to its benchmarks.

o We increased holdings in high-potential biotechnology stocks, particularly life sciences issues. o Pharmaceuticals and service companies declined as a percent of assets.

o Results may slow in coming months, but long-term potential in the sector remains bright.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

After a generally lackluster year in 1999, health care proved to be one of the top-performing market segments in the first half of 2000. Several trends came together to produce excellent results among pharmaceutical, biotech, and other life sciences issues. Your fund stood to benefit from these trends and ended the period with a strong gain.

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 6/30/00                             6 Months    12 Months
     ---------------------------------------------------------------------------

     Health Sciences Fund                                 35.40%       47.12%

     S&P 500                                              -0.43         7.24

     Lipper Health/Biotechnology
     Fund Index                                           29.11        41.39

     While the broad equity market, represented by the Standard & Poor's 500 Stock Index, was virtually flat during the six months ended June 30, 2000, the funds in the Lipper Health/Biotechnology Fund Index soared more than 29%. Your fund advanced even more, finishing up 35.40%. That gain contributed to a 47.12% 12-month total return, which also outpaced the Lipper benchmark. The strong six-month advance is not surprising given the sharp gains of the pharmaceutical and biotechnology indices: the AMEX Pharmaceuticals Index rose 20.14%, and the AMEX Biotechnology Index soared 64.58%.

MARKET ENVIRONMENT

     For investors, the first half of 2000 did not offer nearly the euphoria that the latter half of 1999 did. Early on, the promising but speculative technology and biotech stocks that dominated market performance last year continued to do well. Then, however, the party received a shock. Concerned by very strong year-end economic growth measures, the Federal Reserve raised short-term interest rates three times in 2000 by a total of 100 basis points (or one percentage point). The federal funds target rate now stands at a relatively lofty 6.5%. When interest rates rise, analysts often say that the Fed is "taking away the punch bowl," and the analogy proved apt. After about mid-March, investors abandoned speculative issues, leading to a rapidly developing bear market for technology stocks. The downdraft pulled in other sectors, with biotechnology, financials, and consumer stocks all declining.

     Losses were often severe, particularly among companies that could not turn promise into profits. The survivors tended to be more "defensive" growth stocks that offered reliable, if not necessarily spectacular, earnings growth. Toward the end of May investors became more confident that the Fed would slow its rate-hike campaign and moved back into areas they had formerly shunned, particularly technology and biotech. They retained their discriminating tastes, however, showing a strong preference for reasonably valued stocks and companies with higher-quality balance sheets.

     Pharmaceutical stocks were top performers through most of this period. Most companies in this segment are known for reliable earnings, which made them popular during the downdraft and even afterwards. The pipeline for new, blockbuster drugs remains intact: Eli Lilly, in particular, is nearing approval of a high-potential treatment for a deadly blood infection called sepsis. The consummation of two very significant mergers-between Pfizer and Warner-Lambert, now called Pfizer, and between Pharmacia & Upjohn and Monsanto, now called Pharmacia-also won over investors who had been skeptical last year.

     The biotechnology sector benefited greatly from the excitement surrounding the Human Genome Project, which offered a "first draft" of the human genetic makeup in June.

     Biotechnology stocks traveled a bumpier road, declining sharply in the spring but overcoming those losses with strong gains at the beginning and end of the period. The sector benefited greatly from the excitement surrounding the Human Genome Project, which offered a "first draft" of the human genetic makeup in June. This development was truly historic and will open the door for remarkable advances over the next 10 to 20 years. On the one hand, some of the marketOs interest may be premature, because itOs a mistake to think that the project will lead to a great new drug in the next year. On the other hand, improving fundamental factors have made these companies increasingly attractive. Ten years ago there were very few profitable companies in this industry. Recently, however, there has been a steady increase in the number of profitable companies, in the new products that are in late-stage clinical development, and in the products that have actually been approved by the FDA.

     Compared with pharmaceuticals and biotech, product and device stocks have not received much attention, although a few companies in the sector continue to offer innovative products and solid earnings potential. More intriguing have been the life sciences stocks-firms that are manufacturing the tools used by medical researchers. Numerous life sciences stocks posted triple-digit returns during the period on heavy demand. Finally, health care services remained a lackluster area. Despite strength in a few particularly well-managed companies, the sector overall still suffers from pricing and regulatory challenges and remains unattractive to investors.


PORTFOLIO REVIEW

     At 50% of assets, biotechnology overtook pharmaceuticals to become the largest allocation in the portfolio as of June 30. Strong relative performance contributed to this expansion, as top-10 holdings MedImmune and Genentech both enjoyed strong results. We have been very impressed with the management teams and track records of both companies, and we believe their earnings growth could exceed 30% for the next several years. A number of smaller biotech holdings, such as Abgenix and Cephalon, also produced standout gains. Cephalon has advanced on investor interest in its drug Provigil, which is nearing approval and has been indicated as a possible treatment for a broad variety of problems, from attention deficit disorder to AlzheimerOs disease.

Sector Diversification
--------------------------------------------------------------------------------

                                                       12/31/99      6/30/00
--------------------------------------------------------------------------------

Pharmaceuticals                                              42%          34%

Health Care Services                                         13            4

Products and Devices                                          3            5

Biotechnology                                                36           50

Reserves                                                      6            7
--------------------------------------------------------------------------------
Total                                                       100%         100%

     However, our commitment to biotech also reflects the addition of several new life sciences issues. Waters, for example, produces mass spectrometers used by scientists to analyze proteins and was the top contributor to performance for the period. We also own PE Biosystems, which has a leading market share in the DNA sequencing tools used by researchers in the Human Genome Project. Smaller but equally compelling companies in this sector included Affymetrix, which is pioneering so-called DNA chips or DNA arrays for gene expression profiling, and Incyte Genomics, which is now the leading provider of a gene sequence database. Life sciences holdings accounted for 18% of fund assets at June 30.

     We are conscious of the volatility that biotech stocks typically carry and recognize that our growing stake could lead to some fluctuation in fund performance. However, we cannot ignore the substantial innovation and compelling new products that imbue the industry with remarkable growth potential. Companies that introduce products that change the practice of medicine can become extremely successful in a very short time. MedImmune is a striking example. Since introducing Synagis for the treatment of a respiratory virus two years ago, the companyOs market cap has risen from $500 million to $12 billion. Our goal is to identify the companies most able to profit from innovation while also reducing risk through ownership of lower-growth stocks with more stable prices in other areas of the portfolio.

     Pharmaceuticals declined as a proportion of assets during the period. With valuations relatively high in this segment, we attempted to focus our investments on firms with the best business fundamentals, management, and earnings potential. We added to our positions in Pfizer, Eli Lilly, and Pharmacia, and therefore were well positioned for the strong runups they enjoyed. Each is now among the seven largest fund holdings, with Pfizer being the largest, and each was among the 10-best contributors to performance. At the same time, we eliminated our holding in Bristol-Myers Squibb, which suffered a setback when its highly anticipated hypertension drug was shown to have potentially dangerous side effects. We also reduced our position in Schering-Plough because of concern over market share pressures on its successful allergy drug, Claritin.

     Our holdings in health care services declined during the period. Although we actively look for opportunities in this sector, most of its component companies do not offer the growth potential and strong fundamentals we look for. It is increasingly clear to us that value in the health care sector is primarily generated by companies that offer compelling innovations, and few services companies fall in that category. We eliminated CareInsite, Medical Manager, and drugstore.com for these reasons. However, we held positions in CIGNA and UnitedHealth Group, both of which are well-managed HMOs with attractive valuations and growth rates. Both companies did very well during the period. We also kept a fairly modest position in the products and devices area, where the performance of our holdings was decidedly mixed. Our principal change in this segment was to initiate a position in Medtronic, which we consider to be the blue chip company in the medical-device industry.


OUTLOOK

     We expect the FedOs vigilance on interest rates to help sustain a positive economic environment that should benefit corporate earnings in our industry. The political environment bears watching, as the presidential candidates tend to offer a lot of rhetoric about health care reform and drug price controls in election years. However, we suspect that the bark may be worse than the bite, and that sound policy decisions will win out over drastic changes that would be very harmful to the pharmaceutical industry. We would like to point out that the fundOs strong first-half advance was extraordinary, and the market may have fully valued the top stocks in the sector at this time. While near-term gains may be muted, however, we remain highly confident in the long-term potential of the health care industry.

     Respectfully submitted,

     John H. Laporte
     President

     Kris H. Jenner
     Chairman of the Investment Advisory Committee

     July 24, 2000


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/00

     Pfizer                                                      10.5%
     Genentech                                                    5.8
     Waters                                                       5.6
     Eli Lilly                                                    5.3
     QLT                                                          4.6
     ---------------------------------------------------------------------------

     American Home Products                                       4.2
     Pharmacia                                                    4.2
     MedImmune                                                    4.0
     PE Biosystems                                                3.8
     IDEC Pharmaceuticals                                         3.0
     ---------------------------------------------------------------------------

     UnitedHealth Group                                           2.9
     Abgenix                                                      2.5
     Incyte Genomics                                              2.0
     LJL Biosystems                                               1.9
     Gilead Sciences                                              1.8
     ---------------------------------------------------------------------------

     NPS Pharmaceuticals                                          1.8
     Baxter International                                         1.6
     Cephalon                                                     1.6
     Affymetrix                                                   1.5
     Merck                                                        1.4
     ---------------------------------------------------------------------------

     ALZA                                                         1.1
     Biogen                                                       1.0
     Shire Pharmaceuticals                                        0.9
     Alkermes                                                     0.9
     CIGNA                                                        0.9
     ---------------------------------------------------------------------------

     Total                                                       74.8%

     Note: Table excludes reserves.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

     6 Months Ended June 30, 2000

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Waters                                                        79(cents)

     Warner-Lambert***                                             47

     Pfizer                                                        39

     Genentech                                                     35

     Eli Lilly                                                     33

     Inhale Therapeutic Systems                                    29

     QLT                                                           28

     UnitedHealth Group                                            28

     Alkermes                                                      27

     Pharmacia & Upjohn***                                         25
     ---------------------------------------------------------------------------

     Total                                                        370(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Medical Manager**                                            -35(cents)

     PE Biosystems*                                                13

     Bristol-Myers Squibb**                                        12

     Incyte Genomics                                               12

     Johnson & Johnson                                              7

     Creative Biomolecules**                                        7

     CareInsite**                                                   6

     Healtheon**                                                    5

     Guidant*                                                       5

     Celltech Group**                                               4
     ---------------------------------------------------------------------------

     Total                                                       -106(cents)


     12 Months Ended June 30, 2000
     ---------------------------------------------------------------------------

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Genentech*                                                   100(cents)

     Waters                                                        77

     MedImmune                                                     67

     Warner-Lambert***                                             63

     QLT                                                           56

     Amgen                                                         49

     Alkermes                                                      40

     Inhale Therapeutic Systems                                    39

     Pfizer                                                        34

     NPS Pharmaceuticals*                                          34
     ---------------------------------------------------------------------------

     Total                                                        559(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Medical Manager**                                            -35(cents)

     Boston Scientific**                                           23

     Total Renal Care Holdings**                                   22

     Bristol-Myers Squibb**                                        19

     Schering-Plough                                               19

     Cardinal Health**                                             18

     Centocor**                                                    17

     Aetna**                                                       15

     PE Biosystems*                                                13

     Incyte Genomics*                                              10
     ---------------------------------------------------------------------------

     Total                                                       -191(cents)

       *  Position added
      **  Position eliminated
     ***  Acquired by another company


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Health Sciences Fund

     As of 6/30/00

                       S&P 500          Health Sciences
                       Index            Fund


     12/29/95          10.000           10.000
     6/96              11.010           12.020
     6/97              14.830           14.153
     6/98              19.303           16.665
     6/99              23.696           18.407
     6/00              25.412           27.079

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since   Inception
Periods Ended 6/30/00          1 Year      3 Years     Inception        Date
--------------------------------------------------------------------------------

Health Sciences Fund            47.12%       24.15%       24.78%    12/29/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights              For a share outstanding throughout each period

                         6 Months       Year                         12/29/95
                            Ended      Ended                          Through
                          6/30/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE
Beginning of period      $  15.93   $  16.01   $  13.66   $  12.27   $  10.00

Investment activities
  Net investment
  income (loss)             (0.01)     (0.04)     (0.04)     (0.03)     (0.03)*
  Net realized and
  unrealized gain (loss)     5.65       1.22       3.05       2.39       2.70

  Total from
  investment activities      5.64       1.18       3.01       2.36       2.67

Distributions
  Net realized gain          --        (1.26)     (0.66)     (0.97)     (0.40)

NET ASSET VALUE
End of period            $  21.57   $  15.93   $  16.01   $  13.66   $  12.27
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return (diamond)     35.40%      7.97%     22.37%     19.41%     26.75%*

Ratio of total expenses
to average net assets      1.02%!       1.11%      1.16%      1.18%      1.35%*

Ratio of net investment
income (loss) to average
net assets               (0.17)%!      (0.25)%    (0.25)%    (0.21)%    (0.32)%*

Portfolio
turnover rate             162.5%!       81.9%      85.7%     104.4%     133.1%

Net assets,
end of period
(in thousands)          $661,022   $302,510   $316,573   $271,351   $193,958

     (diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
             * Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/97.
             ! Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 2000

Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks and Warrants  93.4%

SERVICES  4.4%

Payors  3.8%

CIGNA                                                    61,000   $    5,704

UnitedHealth Group                                      223,000       19,122

                                                                      24,826
Distribution  0.6%

Lincare *                                                90,000        2,213

Omnicare                                                200,000        1,813

                                                                       4,026

Total Services                                                        28,852


PRODUCTS & DEVICES  4.5%

Implants  4.5%

Advanced Neuromodulation Systems *                      325,500        5,473

Baxter International                                    150,000       10,547

Guidant *                                               110,000        5,445

Medtronic                                                90,000        4,483

Novoste *                                                66,400        4,050

Total Products & Devices                                              29,998


PHARMACEUTICALS  34.3%

U.S. Major - Pharmaceutical  26.7%

American Home Products                                  475,000       27,906

Eli Lilly                                               349,000       34,856

Johnson & Johnson                                        36,500        3,718

Merck                                                   121,600        9,318

Pfizer                                                1,447,700       69,490

Pharmacia                                               535,000       27,653

Schering-Plough                                          70,000        3,535

                                                                     176,476

Generic & Drug Delivery  7.6%

Alkermes *                                              131,800        6,207

ALZA  *                                                 120,000        7,095

Biovail *                                                90,700        5,028

Emisphere Technologies *                                 20,600   $      878

Inhale Therapeutic Systems *                             35,000        3,551

IVAX *                                                  107,300        4,453

King Pharmaceuticals *                                  125,000        5,484

Medicis Pharmaceutical *                                 60,700        3,460

Noven Pharmaceuticals *                                 150,000        4,509

Shire Pharmaceuticals ADR *                             120,500        6,259

Teva Pharmaceutical Industries ADR                       65,000        3,606

                                                                      50,530

Total Pharmaceuticals                                                227,006


BIOTECHNOLOGY  49.6%

U.S. Major - Biotechnology  28.1%

Abegenix *                                              137,400       16,466

Amgen *                                                  50,000        3,514

Biogen *                                                100,000        6,447

Cephalon *                                              172,300       10,478

Genentech *                                             221,000       38,012

Gilead Sciences *                                       170,000       12,097

IDEC Pharmaceuticals *                                  170,100       19,949

Immunex *                                                58,500        2,894

MedImmune *                                             357,000       26,407

NPS Pharmaceuticals *                                   450,000       12,094

QLT *                                                   390,000       30,286

Sepracor *                                               45,000        5,428

Trimeris *                                               25,700        1,798

                                                                     185,870

Other Biotechnology  3.3%

Anesta *                                                218,500        5,428

Celltech Group (GBP) *                                  156,000        2,998

COR Therapeutics *                                       35,000        2,985

Cubist Pharmaceuticals *                                 60,000        2,957

Insmed *                                                714,290        2,411

Insmed Pharmaceuticals, Warrants,
  5/31/05 + * (miscellaneous footnote)                  250,048          281

Magainin Pharmaceuticals,
  Warrants, 8/6/01 *                                     98,237            0

Neurocrine Biosciences *                                 13,300          471

Serologicals *                                          116,000          583

Triangle Pharmaceuticals *                              209,000   $    1,920

Visible Genetics *                                       30,000        1,352

                                                                      21,386

Life Sciences  18.2%

Affymetrix *                                             60,000        9,906

Aurora Biosciences *                                     70,000        4,758

Incyte Genomics *                                       162,000       13,309

Invitrogen *                                             53,000        3,987

LJL Biosystems *                                        636,245       12,307

Nycomed Amersham (GBP) *                                465,000        4,573

Packard BioScience *                                    200,700        3,406

PE Biosystems                                           385,800       25,414

Pharmacopeia *                                           84,733        3,919

Symyx Technologies *                                     15,200          649

Trega
  Biosciences * + (miscellaneous footnote)              440,666        1,252

Waters *                                                295,000       36,820

                                                                     120,300

Total Biotechnology                                                  327,556

Total Miscellaneous Common Stocks 0.6%                                 4,203

Total Common Stocks and Warrants (Cost $455,371)                     617,615


PREFERRED STOCK  0.2%

Doubletwist,
  Series D * + (miscellaneous footnote)                 846,804        1,274

Total Corporate Bonds (Cost $1,274)                                    1,274


OPTIONS WRITTEN  (0.4%)

American Home Products,
  Call, 7/22/00 @ $60.00 *                               (1,250)        (276)

Eli Lilly, Call, 7/22/00 @ $90.00 *                      (1,500)      (1,631)

Guidant, Call, 7/22/00 @ $50.00 *                          (600)        (154)

Immunex, Call, 7/22/00 @ $50.00 *                          (500)        (200)

Pharmacia, Call, 7/22/00 @ $50.00 *                      (1,750)        (481)

Schering-Plough, Call, 7/22/00 @ $50.00 *                  (400)         (53)

Total Options Written (Cost  $(1,493))                                (2,795)


SHORT-TERM INVESTMENTS  7.3%

Money Market Funds  7.3%

Reserve Investment Fund, 6.68%  #                    47,982,836   $   47,983

Total Short-Term Investments (Cost $47,983)                           47,983

Total Investments in Securities

100.5% of Net Assets (Cost $503,135)                              $  664,077

Other Assets Less Liabilities                                         (3,055)

NET ASSETS                                                        $  661,022
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (416)

Accumulated net realized gain/loss -
net of distributions                                                  40,640

Net unrealized gain (loss)                                           160,942

Paid-in-capital applicable to 30,638,355 shares
of $0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                      459,856

NET ASSETS                                                        $  661,022
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    21.57
                                                                  ----------

(miscellaneous footnote)  Private Placement
                       #  Seven-day yield
                       *  Non-income producing
                       + Securities contain some restrictions as to public resale - total of such securities at period-end amounts to 0.4% of net assets.
                     ADR  American Depository Receipt
                     GBP  British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/00

   Investment Income (Loss)

   Income
     Interest                                              $    1,051
     Dividend                                                   1,019
     Total income                                               2,070

   Expenses
     Investment management                                      1,621
     Shareholder servicing                                        703
     Custody and accounting                                        57
     Registration                                                  57
     Prospectus and shareholder reports                            41
     Legal and audit                                                8
     Directors                                                      4
     Miscellaneous                                                  5

     Total expenses                                             2,496

     Expenses paid indirectly                                     (10)
     Net expenses                                               2,486

     Net investment income (loss)                                (416)

   Realized and Unrealized Gain (Loss)

   Net realized gain (loss)
     Securities                                                31,062
     Foreign currency transactions                                  1

   Net realized gain (loss)                                    31,063

   Change in net unrealized gain or loss
     Securities                                                97,817
     Written Options                                           (1,302)

   Net change in unrealized gain or loss                       96,515

   Net realized and unrealized gain (loss)                    127,578

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                   $  127,162
                                                           ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

  Increase (Decrease) in Net Assets

  Operations
     Net investment income (loss)                    $     (416)  $     (755)
     Net realized gain (loss)                            31,063       23,334
     Change in net unrealized gain or loss               96,515         (680)

     Increase (decrease) in net
     assets from operations                             127,162       21,899

  Distributions to shareholders

     Net realized gain                                     --        (22,309)

  Capital share transactions *
     Shares sold                                        360,229      103,079
     Distributions reinvested                              --         21,561
     Shares redeemed                                   (128,879)    (138,293)

     Increase (decrease) in net
     assets from capital
     share transactions                                 231,350      (13,653)

  Net Assets

  Increase (decrease) during period                     358,512      (14,063)
  Beginning of period                                   302,510      316,573

  End of period                                      $  661,022   $  302,510
                                                     -----------------------

  *Share information
     Shares sold                                         18,559        6,521
     Distributions reinvested                              --          1,457
     Shares redeemed                                     (6,915)      (8,755)

     Increase (decrease) in
     shares outstanding                                  11,644         (777)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 29, 1995. The fund seeks long-term capital appreciation by investing primarily in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

     The accompanying financial statements are prepared in accordance with generallyaccepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices.

     For purposes of determining the fundOs net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options - Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the period ended June 30, 2000, were as follows:

     ---------------------------------------------------------------------------
                                                      Number of
                                                      Contracts     Premiums

     Outstanding at beginning of period                      --   $       --

     Written                                              6,000    1,493,000

     Outstanding at end of period                         6,000   $1,493,000

     Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $573,364,000 and $369,128,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $503,135,000. Net unrealized gain aggregated $160,942,000 at period-end, of which $183,175,000 related to appreciated investments and $22,233,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $319,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fundOs transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $611,000 for the six months ended June 30, 2000, of which $136,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $1,051,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 - Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person - Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking - Available on most fixed-income funds ($500 minimum).

     Automatic Investing - From your bank account or paycheck.

     Automatic Withdrawal - Scheduled, automatic redemptions.

     Distribution Options - Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services - Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments - Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


     INVESTMENT INFORMATION

     Combined Statement - Overview of all your accounts with T. Rowe Price.

     Shareholder Reports - Fund managers' reviews of their strategies and results.

     T. Rowe Price Report - Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights - Educational reports on investment strategies and financial markets.

     Investment Guides - Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced

Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price Invest With Cofidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F10-051  6/30/00